UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2018

Nightfood Holdings, Inc.

Exact name of registrant as specified in its charter)

Nevada	000-55406	46-3885019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 White Plains Road – Suite 500, Tarrytown, New York	10591
(Address of principal executive offices)	(Zip Code)

888-888-6444

Registrant’s telephone number, including area code

NA

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

In continuance of a debt consolidation initiative begun by the Registrant in September, 2017, the Registrant entered into a Security Purchase Agreement and Convertible Promissory note dated April 30, 2018, and funded on April 30, 2018 in the amount of $225,000. The lender was Eagle Equities, LLC. This new Note carries an 8% interest rate, and has a maturity date of April 30, 2019. Should the Note not be paid in full prior to maturity, any remaining balance would be convertible into the Registrant’s common stock at a discount to market.

Management believes this successful debt consolidation practice is beneficial to all shareholders in both the short and the long term. $113,277.50 of these Notes was used to fully retire a previously existing $78,750 convertible note with 8% interest, and a maturity date of May 7, 2018. $39,000 of these Notes was used to fully retire a previously existing $30,000 convertible note with 10% interest, and a maturity date of May 3, 2018. The balance of the note will be used for operating capital to initiate development of Nightfood ice cream, continue to scale the online Nightfood nutrition bar business, and to fund development of MJ Munchies initiatives.

The forgoing is a summary of the notes and securities purchase agreements and is qualified in its entirety by the notes and security purchase agreements, which are exhibits hereto.

Also, on May 1, 2018, the Company and the food science consulting firm engaged to handle the research on what the Company has been referring to as “Project X” mutually agreed to terminate the consulting agreement under which the consulting firm was operating. The exact details of the termination agreement have not yet been finalized. The consultants cited newfound concerns over unresolved legal issues surrounding marijuana at both the state and federal level. These fears were first brought to the attention of the Company on April 24, and could not be resolved. The Company intends to replace these consultants and continue with the project.

Item 9.01   Financial Statements and Exhibits

Financial Information

None

Exhibits:

10.1	Eagle Securities Purchase Agreement dated April 30, 2018
10.2	Eagle Note dated April 30, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIGHTFOOD HOLDINGS, INC.

May 4, 2018	By:	/s/ Sean Folkson
Sean Folkson Chief Executive Officer

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